UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2023

Date of Report (Date of earliest event reported)

RIBBON COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38267	82-1669692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 Chase Oaks Blvd., Suite 100, Plano, TX 75023

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of its strategy to establish Ribbon Communications Inc. (“Ribbon” or the “Company”) as a leader in the IP Optical Networking market, on January 9, 2023, the Company announced that the role of Dan Redington, current Executive Vice President Sales – Americas, will be expanded to serve as Executive Vice President, Global Sales. As a result, Steve McCaffery, Executive Vice President Sales – EMEA and APAC, is expected to leave the Company following a transition period.

Important Information Regarding Forward-Looking Statements

The information in this Current Report includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this release, including without limitation statements regarding expected changes in sales leadership, are forward-looking statements. Without limiting the foregoing, the words “believes”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “projects” and other similar language, are intended to identify forward-looking statements.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated in these forward-looking statements due to various risks, uncertainties and other important factors, including, among others, the effects of geopolitical instabilities and disputes, including between Russia and Ukraine and the impact of sanctions imposed as a result thereof; the potential impact of litigation; risks related to supply chain disruptions, including as a result of component availability; risks related to the continuing COVID-19 pandemic, including delays in customer deployments as a result of rises in cases; risks that the Company will not realize the anticipated benefits from the acquisition of ECI Telecom Group Ltd. (the “ECI Acquisition”); risks that the Company will not realize the estimated cost savings and/or anticipated benefits from its strategic restructuring; the impact of restructuring and cost-containment activities; unpredictable fluctuations in quarterly revenue and operating results; risks related to the terms of the Company’s credit agreement including compliance with the financial covenants; risks related to cybersecurity and data intrusion; failure to compete successfully against telecommunications equipment and networking companies; failure to grow the Company’s customer base or generate recurring business from existing customers; credit risks; the timing of customer purchasing decisions and the Company’s recognition of revenues; macroeconomic conditions, including inflation; market acceptance of the Company’s products and services; rapid technological and market change; the ability to protect Company intellectual property rights and obtain necessary licenses; the ability to maintain partner, reseller, distribution and vendor support and supply relationships; the potential for defects in the Company’s products; increases in tariffs, trade restrictions or taxes on the Company’s products; and currency fluctuations.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company's business and results from operations. Additional information regarding these and other factors can be found in the Company's reports filed with the Securities and Exchange Commission, including, without limitation, its Form 10-K for the year ended December 31, 2021. In providing forward-looking statements, the Company expressly disclaims any obligation to update these statements publicly or otherwise, whether as a result of new information, future events or otherwise, except as required by law.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2023	Ribbon Communications Inc.

	By:	/s/ Patrick W. Macken
		Name:	Patrick W. Macken
		Title:	Executive Vice President, Chief Legal Officer and Secretary